UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2019

CNL HEALTHCARE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	N/A	N/A

Item 7.01	Regulation FD Disclosure

Correspondence with Stockholders, Financial Advisors and Broker Dealers

On or around August 27, 2019, CNL Healthcare Properties, Inc. (the “Company”) sent a letter to its shareholders notifying them of the recommendation of the Board of Directors (the “Board”) of the Company regarding a mini-tender for up to 1,000,000 shares of the Company’s common stock by MacKenzie Realty Capital, Inc. A copy of the letter is filed as Exhibit 99.1.

On that same date, the Company sent correspondence by electronic mail to financial advisors and broker dealers involved in the Company’s public offerings notifying them of the same matters. A copy of that correspondence is filed as Exhibit 99.2.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2, the Company makes no admission as to the materiality of such information.

Item 8.01	Other Events

The Company has been notified that on August 26, 2019 MacKenzie Realty Capital, Inc. (“MacKenzie”) launched an unsolicited “mini-tender” offer to purchase up to 1,000,000 shares of the Company’s common stock at a price of $5.25 per share. The Company is not affiliated with MacKenzie or its offer.

After careful evaluation of the MacKenzie tender offer and in consultation with the Company’s management and outside advisors, the Board unanimously determined, for the reasons set forth below, to recommend that the Company’s stockholders REJECT the MacKenzie offer. The Board believes that the unsolicited tender offer represents an opportunistic attempt to purchase shares at a low price and make a profit and, as a result, to deprive shareholders who tender their shares of the potential opportunity to realize the longer-term value of their investment in the Company.

Company News

As previously noted, at the beginning of 2018 the Company and its Board and the special committee of the Board began taking steps to explore strategic alternatives as part of a thoughtful and measured process to provide liquidity and create a result in the best interest of the Company’s shareholders. As recently reported in the Company’s quarterly report for the period ended June 30, 2019 filed with the SEC, during the second quarter of 2019 the Company completed the sale of 59 properties within the Company’s medical office building/healthcare portfolio for a gross sales price of $1.34 billion and used the proceeds from such sales to repay indebtedness and make a special distribution to shareholders of $2.00 per share. The Company also has entered into a refinancing of its existing credit facilities to create greater flexibility moving forward and is continuing with its efforts to sell an additional 11 properties previously designated as held for sale while it focuses on maximizing the value of its core 72 senior housing and related properties. Although there can be no assurance of the success or timing of any additional strategic alternatives process regarding the remaining properties in the Company’s real estate properties, the Company and the Board and its advisors seek to maximize the value of the Company’s assets for the benefit of all shareholders.

Why Reject the MacKenzie Offer?

•

The MacKenzie mini-tender offer of $5.25 per share is 34 percent less than the current $7.99 estimated net asset value (“NAV”) per share, which we determined as of December 31, 2018 and adjusted in May 2019 to take account of the special distribution of $2.00 per share made to shareholders in June 2019. MacKenzie determined its offer price based on its own analysis and conceded that it did not obtain current independent valuations or appraisals for the Company’s assets and did not retain an independent advisor to evaluate or render opinion as to the fairness of the $5.25 offer price.

•

MacKenzie in its own words states that it is “making the offer for investment purposes and with the intention of making a profit” from the ownership of the shares. MacKenzie indicated that it arrived at the $5.25 offer price by applying an unspecified liquidity discount to the NAV of the Company’s shares “with the intention of making a profit by holding on to the Shares until the [Company] is liquidated, hopefully at close to the full net asset value.” MacKenzie made a previous tender offer for shares of the Company’s common stock in October 2018 and to date already has received an aggregate of regular and special distributions of $2.28 per share compared to its purchase price of $7.75 per share paid to shareholders in December 2018.

•	None of the Company’s directors, executive officers, affiliates or subsidiaries intend to sell their shares to MacKenzie.

•

The MacKenzie offer specifies that any distributions made after September 30, 2019 will be assigned to them. Our second quarter distribution was $0.0512 per share and was paid in June. The Board declared the third quarter distribution in the amount of $0.0512 and it is anticipated to be paid to shareholders in mid-September. Although the timing and amount of distributions are within the discretion of the Board and the Board cannot provide any guarantee that the Company will maintain this rate of distributions in the future, stockholders that choose to participate in MacKenzie’s offer by selling their shares to MacKenzie will lose the right to receive all future distributions, including any distributions made or declared after the expiration date of the tender offer.

•

There is no guarantee that the MacKenzie offer can or will be completed as soon as it contemplates in its offer to purchase. The MacKenzie offer does not initially expire until September 30, 2019 and such date may be extended by MacKenzie, in its sole discretion, subject to compliance with applicable securities laws.

•

MacKenzie expressly reserves the right to amend the terms of its mini-tender offer, including by decreasing the $5.25 offer price, or by changing the number of shares being sought or the type of consideration being paid, subject to compliance with applicable securities laws, at any time before its offer expires.

•

For any dispute, claim or controversy that a stockholder may have with MacKenzie or its controlled depositary, MacKenzie requires each stockholder to agree to binding arbitration in Los Angeles, CA. For most stockholders and their counsel, the use of California law and a mandatory California arbitration would impose unfamiliar law and an inconvenient forum. Additionally, in any dispute between a stockholder and MacKenzie or its affiliated persons, including the depositary, the prevailing party will be entitled to recover attorney fees and costs.

For these reasons, the Company’s Board has unanimously concluded that the MacKenzie offer is not in the best interest of shareholders.

The Company recognizes that due to the suspension of the Company’s stock redemption plan and the lack of a current trading market for the Company’s shares, shareholders may decide to accept the MacKenzie tender offer based on, among other things, their individual liquidity needs and financial situation. The Board is aware that shareholders must evaluate whether to tender their shares based on all the information available, including the factors considered by the Board and described above. In deciding, please keep in mind that the Board and the Company can provide no assurance with respect to future distributions or the value of our shares, which can change periodically, or forward-looking liquidity timing for shareholders.

Item 9.01	Exhibits.

(d) Exhibits.

99.1	Letter to Stockholders regarding the MacKenzie tender offer.

99.2	Text of correspondence from the Company to financial advisors and broker dealers regarding the MacKenzie tender offer.

Caution Concerning Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the purported value of the Company’s common stock, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise, and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2019	CNL HEALTHCARE PROPERTIES, INC. a Maryland corporation

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer and Treasurer